Acquisition of SPT - Summarized Consolidated Pro forma Financial Information (Detail) - Ship to Ship Transfer Business [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Business Acquisition [Line Items]
Revenues	$ 570,381	$ 330,714
Net income	$ 178,266	$ 61,637
Earnings per common share:
Basic (in dollars per share)	$ 1.33	$ 0.67
Diluted (in dollars per share)	$ 1.33	$ 0.66